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CHUBB                      Blanket Accident Insurance               EXHIBIT 10.8
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                           Declarations

                                              Chubb Group of Insurance Companies
                                              15 Mountain View Road
                                              Warren, NJ 07059

  Policyholder's Name and Mailing Address
                                              Policy Number 6404-48-82

  RYERSON TULL, INC.
  2621 WEST 15TH PLACE                        Effective Date JANUARY 1, 2001
  CHICAGO, IL 60608
                                              Issued by the stock insurance
                                              company indicated below.
                                              FEDERAL INSURANCE COMPANY
  Producer No. 0012211                        Incorporated under the laws of
                                              INDIANA
  Producer     WILLIS OF ILLINOIS, INC.
               10 S. LASALLE STREET
               CHICAGO, IL 60603-0000

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Section I - Policy Period

  From: JANUARY 1, 200l       To: JANUARY 1, 2002
  12:01 A.M. standard time at the Policyholder's mailing address shown above.

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Section II - Persons Insured

  The following are the Persons Insured under this policy:

  Class                  Description
  -----                  -----------

  1 ALL NON-EMPLOYEE DIRECTORS OF INLAND STEEL INDUSTRIES AND ALL NON-EMPLOYEE DIRECTORS OF RYERSON-TULL.

  If an Insured Person is included in more than one Class, the Insured Person will be covered for only the Benefit Amount applicable to one Class. The Insured Person will be considered a member of the applicable Class that provides the Insured Person the largest Benefit Amount for the particular Accident and Loss that has occurred.

  An Insured Person is added for coverage as a Class member at any time during the policy period that the Insured Person fits the Class description. An Insured Person will be deleted from a Class and coverage ends at any time the Insured Person no longer fits the Class description. All premium adjustments will be made according to the terms of this policy.

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Section III - Hazards

  The following are the Hazards during which coverage applies:

  Hazards                                                    Form Number
  -------                                                    -----------

  BUSINESS TRAVEL                                            44-02-0897 (01/95)


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Form 44-02-0893(Ed. 1-95)      Declarations                              Page 01

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(continued)

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Section IV - Benefits

BENEFIT AMOUNTS
---------------

       Accidental Loss of Life and Scheduled Benefits
       ----------------------------------------------

       The following are Loss of Life Benefit Amounts for each Class and corresponding Hazards:

       Class                Benefit Amounts
       -----                ---------------

                            BUSINESS TRAVEL
       1                       $500,000.

[_] Multiple of salary/compensation applies, refer to the Supplemental Benefit Amounts Declarations.
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The following are Losses covered and the corresponding Scheduled Benefit
Amounts.

       Accidental Loss of                              Percent of Loss of Life
       ------------------                              -----------------------
                                                            Benefit Amount
                                                            --------------

       Life                                                      100%

       Speech and Hearing                                        100%

       Speech and one of: Hand, Foot or Sight of One Eye         100%

       Hearing and one of: Hand, Foot or Sight of One Eye        100%

       Both Hands, Both Feet or Sight of Both Eyes or a
           Combination of a Hand, a Foot or Sight of One Eye     100%

       One Hand or One Foot or Sight of One Eye                   50%

       Speech or Hearing                                          50%

       Thumb and Index Finger of the same Hand                    25%

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       PERMANENT TOTAL DISABILITY MONTHLY BENEFIT
       ------------------------------------------

       The following are Permanent Total Disability Benefit Amounts for each Class. The same Hazards apply as stated above for Accidental Loss of Life.

       Class               Benefit Amount             Elimination Period
       -----               --------------             ------------------
       1                   $500,000.                      12 MONTHS

If an Insured Person has multiple Losses as the result of one Accident, we will pay only the single largest Benefit Amount applicable to the Losses suffered.

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       SEAT BELT
       ---------

       10 percent of the Accidental Loss of Life Benefit Amount.



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Form 44-02-0893(Ed. 1-95)       Declarations                             Page 02

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[LOGO]                     Blanket Accident Insurance
CHUBB
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                           Declarations

                           Effective Date         JANUARY 01, 2001

                           Policy Number          6404-48-82

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  (continued)

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 Section V - Maximum Limit Of Insurance

       The following are the maximum amounts we will pay:



       Limit of Insurance
       ------------------
       $5,000,000.              per     ACCIDENT

       If more than one (1) Insured Person suffers a Loss in the same Accident, we will not pay more than the maximum Limit of Insurance shown above. If an Accident results in Benefit Amounts becoming payable, which when totalled, exceed the applicable Limit of Insurance shown above, the maximum Limit of Insurance will be divided proportionally among the Insured Persons, based on each applicable Benefit Amount.

================================================================================

       Coverage only applies for the Classes, Hazards, Benefit Amounts and Losses that are specifically indicated as covered.


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Form 44-02-0893 (Ed. 1-95)     Declarations                              Page 03

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[LOGO]                     Blanket Accident Insurance
CHUBB
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                           Endorsement

                           Policy Period      JANUARY 1, 200l TO JANUARY 1, 2002

                           Effective Date    JANUARY 01, 2001

                           Policy Number      6404-48-82

                           Policyholder       RYERSON TULL, INC.


                           Name of Company    FEDERAL INSURANCE COMPANY

                           Date Issued        FEBRUARY 9, 2001

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The following amends the Blanket Accident Insurance Contract:

ENDORSEMENT #2
TO AMEND
CLASS 1
DESCRIPTION

                           THE POLICY IS HEREBY AMENDED AS FOLLOWS:

                           EFFECTIVE JANAUARY 1, 2001, THE FOLLOWING AMENDS THE CLASS DESCRIPTION SHOWN IN SECTION II OF THE DECLARATIONS TO:

                           CLASS 1

                           ALL NON-EMPLOYEE DIRECTORS OF THE POLICYHOLDER.

                           All other terms and conditions remain unchanged.

                           Authorized Representative        /s/ Robert Hamburger
                           -----------------------------------------------------

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Form 44-02-0926(Ed. 1-95) Endorsement                                     Page 1